Commitments and Contingencies	3 Months Ended
Mar. 31, 2021
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

11. Commitments and Contingencies

License Agreements

The Company has entered into a license agreement with UCLB, as well as other immaterial license agreements to date. In connection with these agreements the Company is required to make a number of milestone payments and annual license maintenance payments. The Company evaluated all milestone payments within the arrangements to estimate the probability of the Company meeting the milestones in accordance with ASC 450, Contingencies. The Company concluded that, as of March 31, 2021 and December 31, 2020, there were no milestones for which the likelihood of achievement was probable, and as a result, no associated milestone payments were accrued as of March 31, 2021 or December 31, 2020.

Manufacturing and Commercial Supply Agreement

In June 2020, the Company entered into a dedicated manufacturing and commercial supply agreement (“Brammer Manufacturing Agreement”) with Brammer Bio MA, LLC (“Brammer”) pursuant to which Brammer will reserve certain amounts of manufacturing capacity in its manufacturing facility to supply the Company with its lead product candidate, FLT180a for the treatment of hemophilia B. As consideration for the reserved manufacturing capacity, the Company is required to pay Brammer an annual capacity access fee. This contract has been included within the future minimum lease payments table below.

Further, the Company was required to make an advance, non-refundable payment to Brammer upon execution of the agreement and has committed to an annual minimum purchase commitment, subject to certain annual increases, throughout the term of the agreement. The advance payment is recorded within prepaid and other current assets and will be applied as a credit towards the annual capacity access fee over eight calendar quarters beginning January 1, 2021. The term of the Brammer Manufacturing Agreement is effective as of June 30, 2020 and will continue until December 31, 2027. The term will automatically renew for successive three years unless the Company notifies Brammer of its intention not to renew (no less than twelve months prior to the expiration of the term).

Legal Proceedings

From time to time, the Company may be a party to litigation or subject to claims incident to the ordinary course of business. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors. The Company was not a party to any litigation and did not have contingency reserves established for any liabilities as of March 31, 2021 and December 31, 2020.

Lease Agreements

The Company’s corporate headquarters is located in Stevenage, United Kingdom, for which, as of March 31, 2021, the Company leased space for four years under a cancelable lease that can be terminated by either party with six months’ advanced notice. The lease related to this facility is classified as an operating lease.

In September 2020, the Company signed an agreement to enter into a lease with Kadans Science Partner 2 U.K. Limited. The future lease will require the Company to enter into a ten years lease and is dependent on the landlord completing the required leasehold improvements per the agreement to execute the lease. The expected lease commencement date is on June 30, 2021. As of March 31, 2021 the Company capitalized $0.6 million as leasehold improvements. The Company did not include future minimum payments in the lease payment schedule, as the lease agreement is not complete as of March 31, 2021.

On February 11, 2021, the Company entered into a lease for approximately 9,801 square feet of office space in Boston, Massachusetts, which expires on December 31, 2022. The future minimum operating lease payments under the lease agreement are $1.1 million over a lease period of approximately two years.

On May 17, 2019, the Company entered into a lease for approximately 2,850 square meters of office space in Planegg, Germany, which expires on October 31, 2031. The future minimum operating lease payments under the lease agreement are $0.8 million annually over a lease period of approximately ten years.

On October 26, 2020, the Company entered into a lease for approximately 2,568 square meters of office space in Planegg, Germany, which expires on October 31, 2031. The future minimum operating lease payments under the lease agreement are $0.7 million annually over a lease period of approximately ten years.

The Company recorded rent expense of $3.9 million and $1.0 million for the three months ended March 31, 2021 and 2020, respectively.

Future minimum lease payments as of March 31, 2021 are as follows (in thousands):

Year Ended December 31,
2021	$8,470
2022	10,417
2023	11,797
2024	11,783
2025	11,719
Thereafter	28,907
$83,093

Indemnification Agreements

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnification. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future. To date, the Company has not paid any claims or been required to defend any action related to its indemnification obligations. However, the Company may record charges in the future as a result of these indemnification obligations.

In accordance with the Articles of Association in force on March 31, 2021, the Company has indemnification obligations to its officers and directors for certain events or occurrences, subject to certain limits, while they are serving at the Company’s request in such capacity. There have been no claims to date, and the Company has director and officer insurance that may enable it to recover a portion of any amounts paid for future potential claims.